7 Restricted cash	12 Months Ended
Dec. 31, 2019
Restricted Cash
Restricted cash

7       Restricted cash

As of December 31, 2019, the restricted cash of R$16,841 (December 31, 2018: R$ 18,810) corresponds to financial investments in investment funds managed by highly rated financial institutions that serve as collateral for the loan agreements and other commitments. In accordance with the contractual terms, the Company is not allowed to withdraw any amounts until a integral payment of the loan (see Note 13.2.1).

As of December 31, 2019, the average interest on these funds are equivalent to 96.96% (December 31, 2018: 98.22%) of the CDI.

	2019	2018
Collateral for loan in Euros with Banco Itaú	14,788	18,810
Other	2,053	-
Total	16,841	18,810
Current assets	14,788	-
Non-current assets	2,053	18,810